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                                  THE UBS FUNDS
                             UBS Global Biotech Fund
                           UBS Global Technology Fund
                           UBS U.S. Value Equity Fund
                         UBS U.S. Small Cap Equity Fund
                         UBS U.S. Small Cap Growth Fund
                        UBS U.S. Real Estate Equity Fund
                         UBS Emerging Markets Debt Fund
                        UBS Emerging Markets Equity Fund
                           UBS Global Allocation Fund
                             UBS Global Equity Fund
                              UBS Global Bond Fund
                             UBS U.S. Balanced Fund
                              UBS U.S. Equity Fund
                         UBS U.S. Large Cap Equity Fund
                         UBS U.S. Large Cap Growth Fund
                               UBS U.S. Bond Fund
                               UBS High Yield Fund
                          UBS International Equity Fund


                       Supplement to the Prospectus dated
                   November 5, 2001 (as revised April 8, 2002)



                                                                  July 1, 2002

Dear Investor,

     The purpose of this supplement is to notify you of the following change relating to exchanging shares of the above-referenced funds. The first paragraph in the "Managing Your Fund Account" section under the heading "Exchanging Shares" on page 60 of the Prospectus is replaced with the following:

- You may exchange Class A, Class B or Class C shares of a fund for shares of the same class of most other Family Funds (except that you may not exchange shares into the GAM Money Market Account and Class B shares of the fund are not exchangeable with Class B shares of any of the GAM funds). You may not exchange Class Y shares.



                                                                   Item # ZS-151